PROSPECTUS

                             NEW CENTURY PORTFOLIOS

                                February 26, 1999
                            As Amended June 25, 1999

Each Portfolio has a specific investment objective. There is no assurance the objectives will be achieved.

NEW CENTURY CAPITAL PORTFOLIO. The investment objective of the Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. The Portfolio seeks to achieve these objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign).

NEW CENTURY BALANCED PORTFOLIO. The investment objective of the Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. The Portfolio seeks to achieve these objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign), and fixed income securities (domestic and foreign).


--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities. The Commission does not assure the adequacy of any prospectus. It is not legal to claim that the Commission has done so.

New Century Portfolios

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Prospectus
February 26, 1999
As Amended June 25, 1999



     Table of Contents                                                      Page
Summary Investment Objectives And Policies                                    1
     Investment Objectives                                                    1
     Investment Policies                                                      1
          New Century Capital Portfolio                                       1
          New Century Balanced Portfolio                                      2
Risk Factors                                                                  3
Past Performance                                                              3
Fund Expenses                                                                 6
More Investment Policies Of Each Portfolio                                    7
         Investments in Individual Securities                                 7
         Trend Analysis                                                       7
         Investments In Investment Companies And
                The Investment Company Industry                               8
         Underlying Funds                                                    10
         Money Market Securities                                             11
More Investment Performance                                                  13
Investment Advisor                                                           14
Distribution of Shares                                                       15
Buying Shares                                                                16
Exchanging Shares                                                            16
Selling (Redeeming) Shares                                                   17
         Mail Redemptions                                                    17
         Telephone Redemptions                                               18
         Account Minimum                                                     18
         Redemptions In-Kind                                                 18
Distributions                                                                19
         Frequency                                                           19
         Reinvestment                                                        19
         Taxes                                                               19
         Tax Withholding                                                     20
Transaction Procedures and Special Requirements                              20
         Share Price                                                         20
         How and When Priced                                                 20
         Proper Form                                                         21
         Written Instructions                                                21
         Joint Accounts                                                      21
         Signature Guarantees                                                21
         Telephone                                                           22
Other Services                                                               22
         Automatic Investment Program                                        22
         Systematic Withdrawal Programs                                      22
         Special Plans                                                       22
         Statements and Reports                                              23
Financial Highlights                                                         24

                   Summary Investment Objectives And Policies

Investment Objectives

NEW CENTURY CAPITAL PORTFOLIO. The investment objective of the Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.

NEW CENTURY BALANCED PORTFOLIO. The investment objective of the Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk.

Investment Policies

New Century Capital Portfolio

The New Century Capital Portfolio seeks to achieve its investment objective by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign). (The Portfolio's objective, including its policy to concentrate in shares of other registered investment companies, cannot be changed without approval by the shareholders.) The Advisor will diversify equity investments by investing the assets of the Portfolio primarily in investment companies that concentrate in different segments of the equity markets. For example, the Portfolio may be invested in investment companies that emphasize growth, growth and income, equity income, small company, aggressive, and foreign equities.

The Advisor may invest a portion of the Portfolio assets in those investment companies that use different versions of so-called defensive strategies to minimize risk. These defensive strategies may include the purchase of low volatility stocks, a combination of stocks and bonds or convertible bonds, money market funds, cash and cash equivalents, as well as high dividend paying stocks.

In addition, the Portfolio may commit a portion of its assets to certain investment companies whose assets do not necessarily move in accordance with the United States stock market. These would include investment companies that invest in foreign stocks and bonds, real estate and other tangible assets, as well as investment companies that concentrate their assets in one segment of the equities market.

The Advisor will monitor and respond to changing economic and market conditions and then, if necessary, reposition the assets of the Portfolio. The Advisor uses a number of techniques to make investment decisions, one of which is trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators, such as the direction of interest rates, economic growth and various moving averages. The Advisor manages risk through diversification and asset allocation and by monitoring activities of underlying funds in which the Portfolio invests.

New Century Balanced Portfolio

The New Century Balanced Portfolio seeks to achieve its investment objective by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign) and fixed income securities (domestic and foreign). (The Portfolio's objective, including its policy to concentrate in shares of other registered investment companies cannot be changed without approval by the shareholders.) To produce its return, the Portfolio will use a variety of investment techniques designed to generate primarily, dividends (including dividends of funds in which we invest which is derived from interest), interest, and other income. The Advisor will diversify equity and fixed income investments by investing the assets of the Portfolio primarily in investment companies that concentrate in different segments of the equity markets and investment companies that concentrate in different segments of the fixed income markets. (The Portfolio determines that the structure of its investments is "balanced" by evaluating the composite investments of the investment companies in which it has invested.) For example, the portion of the Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small company and foreign equities. The portion of the Portfolio that is invested in fixed income securities may be invested in investment companies that emphasize domestic, high yield and foreign fixed income securities.

The Advisor may invest a portion of the Portfolio assets in those investment companies that use different versions of so-called defensive strategies to minimize risk. These defensive strategies may include the purchase of low volatility stocks, a combination of stocks and bonds or convertible bonds, money market funds, cash and cash equivalents, as well as high dividend paying stocks. For example, a fund may be chosen because it primarily invests in intermediate or short-term bonds, which are less volatile than funds emphasizing longer-term bonds.

In addition, the Portfolio may commit a portion of its assets to certain investment companies whose assets do not necessarily move in accordance with the United States stock market. These would include investment companies that invest in foreign stocks and bonds, real estate and other tangible assets, as well as investment companies that concentrate their assets in one segment of the equities market.

The Advisor will monitor and respond to changing economic and market conditions and then, if necessary, reposition the assets of the Portfolio. The Advisor uses a number of techniques to make investment decisions, one of which is trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators, such as the direction of interest rates, economic growth and various moving averages. The Advisor manages risk through diversification and asset allocation, and by monitoring activities of underlying funds in which the Portfolio invests.

                                  Risk Factors

You  should  consider  a number of  factors  before  investing  in either of the
Portfolios:

         (a) The Portfolios concentrate (invest more than 25% and up to 100% of the value of their respective assets) in the shares of registered open-end and closed-end investment companies. Thus, the Portfolios are affected by the performance of those companies. Loss of money is a risk of investing in the Portfolios. The Portfolios also contribute to the expenses of operating those companies (including their advisory or operating fees). (See "Investments in Investment Companies and the Investment Company Industry.") Each Portfolio has the right to invest in investment companies which charge a "sales load" and other sales charges. Each Portfolio will seek to minimize such charges, but they can reduce the Portfolio's investment results.

         (b) You should recognize that you may invest directly in mutual funds. By investing in mutual funds indirectly through the Portfolios, you will bear both your proportionate share of the expenses of the Portfolios (including operating costs and investment advisory and administrative fees) and similar expenses of the underlying funds. In addition, you will bear your proportionate share of expenses related to the distribution of that Portfolio's shares and you also may indirectly bear expenses paid by an underlying fund for the distribution of its shares.

         (c) The Portfolios may invest in investment companies which concentrate in a particular industry. These companies tend to have greater fluctuation in value than other investment companies.

         (d) Like other mutual funds, as well as other financial and business organizations around the world, the Portfolios could be adversely affected if the computer systems used by the Portfolios' Advisor, Transfer Agent and other service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. The Advisor is taking steps that it believes are reasonably designed to address the year 2000 issue with respect to computer systems that it uses. It is also asking for reasonable assurances that the Portfolios' other major service providers are taking comparable steps. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Portfolios.

                                Past Performance

The bar charts and tables below show each Portfolio's annual returns and its long-term performance. The bar charts show how each Portfolio's return has changed from year to year. The second table shows how each Portfolio's average annual returns for certain periods compare with those of the S&P Index, a widely recognized index of stock performance. The bar charts and tables assume that all dividends and capital gain distributions have been reinvested in new shares of the Portfolio. This information indicates the risks of investing in the Portfolios. Past performance is not necessarily an indication of how a Portfolio will perform in the future. (See "More Investment Performance" for further information about the performance of each Portfolio.)

         [OBJECT OMITTED]

         Best Quarter Q 4 '98 = 20.62%
         Worst Quarter Q3 '90= -- 15.02%


         [OBJECT OMITTED]

         Best Quarter Q4 '98 = 12.17% Worst Quarter Q3 '90 = -- 9.35%


               Average Annual Total Return as of December 31, 1998

                                                                                                   Inception
                                                   1 Year                 5 Years               (Jan. 31, 1989)
                                                   ------                 -------               ---------------
New Century Capital Portfolio                      20.09%                 17.32%                    14.03%
New Century Balanced Portfolio                     13.48%                 12.61%                    11.29%
S&P Index                                          28.58%                 24.05%                    18.53%


                                  Fund Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.



Shareholder Fees (fees paid directly from your investment)                 New Century              New Century
                                                                        Capital Portfolio       Balanced Portfolio
     Maximum Sales Charge (Load) Imposed on Purchases                          none                    None

     Maximum Deferred Sales Charge (Load)                                      none                    None

     Redemption Fee                                                            none                    None

     Exchange Fee                                                              none                    None

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

     Management and Advisory Fees                                             1.00%                    1.00%

     Distribution (12b-1) Fees                                                0.18%                    0.17%

     Other Expenses                                                           0.26%                    0.29%
                                                                              -----                    -----

     Total Annual Operating Expenses                                          1.44%                    1.46%
                                                                              =====                    =====



The Example below is meant to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                  1 year      3 years      5 years      10 years
                                                  ------      -------      -------      --------

New Century Capital Portfolio                    $147       $456          $787        $1,724

New Century Balanced Portfolio                   $149       $462          $797        $1,746


                   More Investment Policies of Each Portfolio

Investments in Individual Securities

While it is not currently the intention of the Portfolios, each Portfolio retains the right, when the Advisor deems appropriate, to invest in individual securities. The Advisor will not invest in individual securities without prior approval by the Board of Trustees. The Portfolios will invest in common stocks or bonds when the Advisor believes from its analysis of economic and market trends that the investment environment favors investing in those securities. Securities are selected from particular industry groups and particular companies which may be experiencing favorable demand. The Portfolios have not set limits on asset size for the issuers of such securities. While it is not currently the intent of the Portfolios, each Portfolio retains the right when the Advisor deems appropriate to invest in fixed income securities.

The Portfolios may invest only in investment grade fixed income securities. There are four categories which are referred to as investment grade. These are the four highest ratings or categories as defined by Moody's Investors Service, Inc. ("Moody's) and Standard and Poor's Corporation ("Standard & Poor's"). Categories below this have lower ratings and are considered more speculative in nature. The following are bond ratings classified as investment grade by Moody's and Standard and Poor's. Baa and BBB rated securities are considered to have speculative characteristics.

                                          Moody's              Standard & Poor's

               High Grade                   Aaa                  AAA
               High Quality                 Aa                   AA
               Upper Medium Grade           AA                   A
               Medium Grade                 Baa                  BBB

Ratings from "AA" to" B" may be modified by a plus or minus sign to show relative standings within the categories.

Trend Analysis

The Advisor will attempt to monitor and respond to changing economic and market conditions and if necessary reposition the portfolios' assets depending on the trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators. Among the factors which are included in the analysis are the direction of interest rates, economic growth, industry trends and various moving averages.

When the Advisor identifies an upward trend, the New Century Capital Portfolio will seek to obtain growth over income while managing risk and the New Century Balanced Portfolio will seek to obtain income over growth while managing risk.

When a downward trend has been identified, protection of principal may be emphasized over opportunities for gains in both the New Century Capital and New Century Balanced Portfolios. When the Advisor believes that income producing assets are more appropriate due to the economic and market conditions an emphasis will be placed on income producing investment vehicles. During periods of time when the Advisor believes there may be unacceptable high risks, the Portfolios may invest in cash, money market accounts, or money market instruments to protect the value of the Portfolios.

Investments In Investment Companies And The Investment Company Industry

The Portfolios, by investing in shares of investment companies, indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as the expense of operating the Portfolio. Thus, the Portfolios' investors will indirectly pay higher total operating expenses and other costs than they would pay by owning the underlying investment companies directly. The Portfolios attempt to identify investment companies that have demonstrated superior management in the past, thus possibly offsetting these factors by producing better results and/or lower costs and expenses than other investment companies. There can be no assurance that this result will be achieved.

Investing in an investment company does not eliminate investment risk. When the Advisor has identified a significant upward trend in a particular industry sector, each Portfolio retains the right to invest in investment companies which concentrate in a particular industry sector. Such investment companies tend to have greater fluctuations in value when compared to other categories of investment companies.

The Portfolios must also structure their investments in other investment company shares to comply with certain provisions of federal and state securities laws. Currently, the law limits the amount of the investment of New Century Portfolios' assets in any investment company to 3% of total asset value of any such company. These laws and regulations also may adversely affect the operations of each Portfolio with respect to purchases or redemption of shares issued by an investment company. As a result of this restriction, a Portfolio would have to select alternative investments, which may be less desirable than the previously acquired investment company securities. Shares held by New Century Portfolios in excess of 1% of an issuer's outstanding securities will be considered illiquid and, together with other illiquid securities, may not exceed 10 percent of each Portfolio's assets. (The underlying investment company may be allowed to delay redemption of its shares held by an investment company, such as New Century Portfolios, in excess of 1% of its total assets for 30 days.)

Consequently, if a Portfolio were more heavily concentrated in a small investment company, it might not be able to readily dispose of such investment company shares and might be forced to redeem Portfolio shares in kind to redeeming shareholders by delivering shares of investment companies that are held by the Portfolio. Each Portfolio will generally limit the portion of its assets which will be invested in any underlying fund so as to minimize or eliminate the effects of this restriction. Although a Portfolio may be restricted in its ability to redeem, Portfolio shareholders who receive shares upon redemption are not so restricted. If shares are redeemed in kind, the redeeming Shareholder may incur redemption fees or brokerage costs in converting the assets into cash. Applicable fundamental policies are reflected in the Portfolio's investment restrictions. Holdings of affiliated persons are included in the 3 percent limitation on investment in any other investment company and in the computation of the 1% of an underlying issuer's securities for purposes of the illiquidity restriction, and possible delay in redemption of underlying investment company securities, described above. When affiliated persons hold shares of any of the underlying funds, New Century Portfolios' ability to invest is restricted. In that case, the Portfolios could be forced to select alternative, and perhaps less preferable, investments. This restriction applies to New Century Portfolios as a whole, not each Portfolio separately.

Investment decisions by the investment advisors of the underlying funds are made independently of the Portfolios and its Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result of this would be an indirect expense to a Portfolio without accomplishing any investment purpose.

Each Portfolio expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the investment companies. However, each Portfolio must consider other factors in the selection of investment companies. These other factors include, but are not limited to, the investment company's size, shareholder services, liquidity, investment objective and investment techniques, etc. Each Portfolio will be affected by the losses of its underlying investment companies, and the level of risk arising from the investment practices of such investment companies (such as repurchase agreements, quality standards, or lending of securities) and has no control over the risks taken by such investment companies. Each Portfolio can also elect to redeem (subject to the 1% limitation discussed above) its investment in an underlying investment company (or sell it if the company is a closed-end one) if that action is considered necessary or appropriate. The following is a list of many of the types of investment companies which are eligible for inclusion in the
Portfolios:

           Growth Funds                         Income (Equity) Funds
           Growth and Income Funds              Income (Mixed) Funds
           Bond and Preferred Funds             Option/Income Funds
           Balanced Funds                       U.S. Government Income Funds
           Precious Metals Funds/Gold Funds     International Equity Funds
           Money Market Funds                   International Bond Funds
           GNMA Funds                           International Money Market Funds
           Global Bond Funds                    Global Money Market Funds
           Global Equity Funds                  Aggressive Growth Funds
           Municipal Bonds                      Municipal Bond Funds
           Sector Funds                         Short Term Bond Funds
           High Yield Bond Funds                Intermediate Term Bond Funds
           Income (Bond) Funds

The Portfolios will not invest in an investment company which charges a contingent deferred sales load.


Underlying Funds

The underlying funds in which the Portfolios invest may invest in various obligations and employ various investment techniques. The following describes some of the most common of such obligations and techniques.

Illiquid And Restricted Securities. An underlying fund may invest up to 15% of its net assets in illiquid securities for which there is no readily available market. Illiquid Securities may include restricted securities the disposition of which would be subject to legal restrictions. During the time it takes to dispose of illiquid securities, the value of the securities (and therefore the value of the underlying fund's shares held by a Portfolio) could decline.

Foreign Securities. An underlying fund may invest its assets in securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and such information may be less reliable. Foreign securities are subject to heightened political, social and economic risks, including the possibility of expropriation, nationalization, confiscation, confiscatory taxation, exchange controls or other foreign governmental restrictions. All of these risks are heightened for investments in emerging markets.

Foreign Currency Transactions. In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Although such contracts tend to minimize the risk of loss due to a change in the value of the subject currency, they tend to limit any potential gain which might result should the value of such currency change favorably during the contract period.

Industry Concentration. An underlying fund may concentrate its investments within one industry. Because investments within a single industry would all be affected by developments within that industry, a fund which concentrates in an industry is subject to greater risk than a fund which invests in a broader range of securities. Also, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.

Repurchase Agreements. Like the Portfolios, underlying funds, particularly money market mutual funds, may enter into repurchase agreements. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delays or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

Loans Of Portfolio Securities. An underlying fund may lend its portfolio securities equal in value up to one-third of its total assets. The loan is secured continuously; however, loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Short Sales. An underlying fund may sell securities short. In a short sale, the fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund may be required to pay a premium, dividend or interest.

Risk Factors Regarding Options, Futures And Options On Futures. Successful use by an underlying fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If a fund's investment manager is not successful in employing such instruments in managing a fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, a fund will pay commissions and other costs in connection with such investments, which may increase the fund's expenses and reduce the return. In writing options on futures, a fund's loss is potentially unlimited and may exceed the amount of the premium received.

Certain derivative positions may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such a position and this could have an adverse impact on a fund. When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available and a secondary market may not exist.

Leverage Through Borrowing. An underlying fund may borrow to increase its holdings of portfolio securities. The fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300%, even if disadvantageous. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs and fees which may exceed the interest and gains, if any, received from the securities purchased with borrowed funds.

Money Market Securities

Each Portfolio may invest in money market securities, which include:

     o marketable securities issued or guaranteed as to principal and interest by the government of the United States or by its agencies or instrumentalities;
     o   domestic bank certificates of deposit;
     o   bankers' acceptances;
     o   prime commercial paper; and
     o repurchase agreements (secured by United States Treasury or agency obligations).

The cash will be invested in high quality money market instruments while seeking maximum current income and maintaining preservation of capital. These instruments are considered safe because of their short-term maturities, liquidity and high quality ratings.

Commercial paper is limited to the two highest ratings of Moody's and Standard and Poor's. Firms rate borrowers differently according to their classifications. Standard and Poor's rates companies from A for the highest quality to D for the lowest quality rating. The A-rated companies are also subdivided into three groups depending on relative strength. Moody's uses P1 as their highest rating along with P2 and P3. Commercial Paper may be purchased that is rated Prime 1 or 2 by Moody's or A-1 or A-2 by the Standard and Poor's Corporation. Instruments such as Commercial paper and notes which are issued by companies having an outstanding debt rated within these two highest ratings may be purchased.

Bank Certificates of Deposit and Banker's Acceptances are limited to U.S. dollar denominated instruments of domestic banks (generally limited to institutions with a net worth of at least $100,000,000) and of domestic branches of foreign banks (limited to institutions having total assets of not less than $1 billion or its equivalent).

Under a repurchase agreement the Portfolio acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligations of the seller to repurchase and of the Portfolio to resell such instrument at a fixed price. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While management of the Portfolio acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring procedures.

The Portfolio will select money market securities for investment when such securities offer a current market rate of return which the Advisor considers reasonable in relation to the risk of the investment, and the issuer can satisfy suitable standards of credit-worthiness set by the Advisor and described in the Statement of Additional Information.

Portfolio Turnover. Each Portfolio presently estimates that its annualized portfolio turnover rate generally will not exceed 200%. High portfolio turnover might adversely affect a Portfolio's performance due to additional transaction costs (such as brokerage commissions or sales charges) and adverse tax effects. (See "Dividends, Distributions and Taxes".)

                           More Investment Performance

The following line graph illustrates the past performance of $10,000 in each of the Portfolios, as compared to the Standard & Poor's 500 Index, a broad-based securities index. The chart which appears after the line graph illustrates the average annual returns for one-year, five-year and since inception time periods.

 Comparisonof the Change in a $10,000 Investment in the New Century Portfolios and the Standard & Poor's 500 Index as of October 31, 1998

     [OBJECT OMITTED]





                          Average Annual Returns for the periods ended October 31, 1998 *


                                                   1 Year                5 Year           Since Inception
                                                                                             (1/31/89)

New Century Capital Portfolio                      7.97%                 14.60%                12.74%

New Century Balanced Portfolio                     6.97%                 11.02%                10.56%



*Average annual return for the Portfolios assumes the reinvestment of all dividends and distributions and the deduction of all fees and expenses.


Performance and data represent past performance. Investment return and principal value of an investment in the Fund will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost.

The Trust's Annual Report contains further information about the performance of each Portfolio. (See the back cover for information about how to get a free copy of the Annual Report.)

                               Investment Advisor

The investments of each Portfolio are managed by Weston Financial Group, Inc. (the "Advisor"), 20 William Street, Suite 330, Wellesley, Massachusetts 02481-4102, under separate investment advisory agreements (previously defined as the "Advisory Agreements") which became effective on February 28, 1990. The Advisory Agreements provide that the Advisor shall supervise and manage the Portfolio's investments and shall determine the Portfolio's portfolio transactions, subject to periodic review by the Board of Trustees. The Advisor is responsible for selecting brokers and dealers to execute transactions for the Portfolio.

On October 16, 1998, the Fund's shareholders approved new investment advisory agreements with the Advisor to replace the current Advisory Agreements. The new agreements contain the same terms and conditions as the current Advisory Agreements, except for effective dates and termination dates. Shareholders were asked to approve the new agreements because the Advisor plans to merge with Weston Advisors, Inc., an affiliated Company, which will result in a change in control of the Advisor.

The fees paid under the Advisory Agreements are higher than the investment advisory fees paid by most other mutual funds. The Advisor currently provides investment advisory services for approximately $416 million of assets of individuals, trusts and estates. The Advisor has provided discretionary investment advisory services relating to investments in mutual funds since 1981.

Pursuant to its Advisory Agreement with each Portfolio, the Advisor will manage the assets of each Portfolio in accordance with the stated objective, policies and restrictions of the Portfolio (subject to the supervision of the New Century Portfolios' Board of Trustees and officers). The Advisor will also keep certain books and records in connection with its services to the New Century Portfolios. The Advisor has also authorized any of its directors, officers and employees who have been elected as Trustees or officers of the New Century Portfolios to serve in the capacities in which they have been elected. Services furnished by the Advisor under the agreement may be furnished through the medium of any such directors and officers.

As compensation for its services as investment advisor, the Advisor receives a fee, computed daily and payable monthly, at the annualized rate of 1% of each Portfolio's average daily net assets for the first $100 million in assets and
 .75% of the assets exceeding that amount. The Advisor's fee is higher than that paid by most other investment companies. For the fiscal year ended October 31, 1998, the Advisor received $875,355 (1% of average net assets) for the New Century Capital Portfolio and $533,425 (1% of average net assets) for the New Century Balanced Portfolio.

The Advisor uses an investment team approach to analyze investment trends and strategies for the Portfolios. Members of the investment team are responsible for the continuous review and administration of each Portfolio's investment program, subject to the objectives specified in the Prospectus and supplemental guidelines approved by the New Century Portfolios' Board of Trustees. Wayne M. Grzecki, who has 21 years of investment experience, is the coordinator of the team. Mr. Grzecki has served in various management positions with the Advisor since 1986 and is President of the New Century Portfolios. Douglas A. Biggar and Ronald A. Sugameli are the other members of the team. Mr. Biggar, a Principal of the Advisor and Trustee of the Portfolios, served as the New Century Portfolios' portfolio manager from inception to 1994. Mr. Sugameli, a Vice President of the Portfolios, has served in various management positions with the Advisor since 1984, advising individuals concerning financial planning and investment advice.

The Advisor was organized in 1981 and principally provides investment advice to individuals. The Advisor does not provide investment advice to any other investment companies.

The Advisor also serves as the Portfolios' administrator under an agreement with each Portfolio the "Administration Agreement"). The Administration Agreements provide that the Advisor will furnish the New Century Portfolios with office facilities, and with any ordinary clerical and bookkeeping services not furnished by the custodian, transfer agent or Distributor. The Administration Agreements were approved by the Board of Trustees. As compensation for its services as an administrator, the Advisor receives an amount equal to the salaries and expenses of the personnel who perform the administrative duties.

                             Distribution Of Shares

Weston Securities Corporation is each Portfolio's Distributor. The Distributor promotes the distribution of the shares of each Portfolio in accordance with those agreements and the terms of the Distribution Plan for each Portfolio (the "Plan") adopted pursuant to Rule l2b-1 under the 1940 Act. Each Plan provides for the use of Portfolio assets to pay expenses of distributing Portfolio shares.

The Plan provides that each Portfolio may incur distribution costs which may not exceed .25% per annum of the Portfolio's net assets for payments to the Distributor for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Portfolio. The Distribution Agreement adopted under each Plan provides that each Portfolio will pay the Distributor a monthly fee at an annual rate of .25% of the Portfolio's average daily net assets. Thus, each Portfolio will not bear any distribution expenses in excess of its payments to the Distributor. The Plans do not limit the amounts paid to the Distributor by each Portfolio to amounts actually expended by the Distributor. It is therefore possible for payments to the Distributor to exceed its expenses in a particular year.

Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 Buying Shares

To purchase shares of a Portfolio please complete the application form and mail it together with your check payable to New Century Portfolios to:

                    First Data Investor Services Group, Inc.
                              211 South Gulph Road
                                 P.O. Box 61767
                            King of Prussia, PA 19406

Subsequent investments may be made at any by mailing a check, payable to New Century Portfolios to the Transfer Agent at the address above. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Portfolio confirmation statement. The Distributor may be reached at (888) 639-0102.

Purchases are made at the net asset value per share next computed after receipt of your order by the Portfolio's Transfer Agent, First Data Investor Services Group, Inc. There is no sales load or charge assessed on the New Century Capital Portfolio or the New Century Balanced Portfolio.

Each Portfolio reserves the right in its sole discretion (i) to waive or lower investment minimums, (ii) to accept initial purchases by telephone or mailgram,
(iii) to refuse any purchase or exchange order, including purchase orders from any investor who engages in excessive purchases and redemptions in their account. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

Your purchase will be made in full and fractional shares of the Portfolio calculated to three decimal places. Shares are normally held in an open account for shareholders by each Portfolio, which will send to shareholders a statement of shares owned at the time of each transaction. Share certificates for full shares are, of course, available at any time at written request at no additional cost to the shareholder. No certificates will be issued for fractional shares.

                                Exchanging Shares

You may exchange all or part of your shares into any other New Century Portfolio, at net asset value. The amount invested must equal or exceed the required minimum investment of the Portfolio which is purchased. If you request an exchange, you will be sent a current prospectus and an exchange authorization form to authorize the exchange. No fees or sales loads are charged for the exchange privilege.

You may also  request  an  exchange  by  telephoning  the  Distributor  at (888)
639-0102 if you have previously submitted the telephone exchange option available from the Portfolio. An exchange is technically a sale of one Portfolio and the purchase of another, and is a taxable transaction. The sale may involve either a capital gain or loss to you for tax purposes. The exchange privilege is subject to termination and its terms are subject to change.

                           Selling (Redeeming) Shares

You may redeem your shares of the Portfolios without charge on any day on which the Portfolios calculate their net asset values (see "Share Price"). Redemptions will be effective at the net asset value per share next determined after the receipt of a redemption request meeting the requirements described below. After we receive your request in good order, we normally send redemption proceeds on the next business day, and in any event, within seven days (or earlier if required under applicable law). There is no charge for redemptions by the Portfolios or repurchases by the Distributor.

You may sell shares by mail or by telephone.

Mail Redemptions

To sell shares by mail you must send us signed written instructions. The written request must:

     o    include the Portfolio and the shareholder's account number,
     o    state the number of shares to be redeemed,  and
     o be signed by each registered owner exactly as the shares are registered.

If you would like your redemption proceeds wired to a bank account, your instructions should include:

     o the name, address, and telephone number of the bank where you want the proceeds sent o your bank account number
     o    the  Federal  Reserve  ABA Routing number.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request.

The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. The Transfer Agent will not consider a redemption request to be complete until it receives all required documents in proper form. You should call the Transfer Agent at (800) 441-8580 with questions about the proper form for redemption requests. Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Portfolio determines that its Custodian Bank has completed collection of the purchase check which may take up to 15 days. The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when:

     o trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission,
     o    such  Exchange  is closed for other than  weekends  and  holidays,
     o the Securities and Exchange Commission has by order permitted such suspension, or
     o an emergency, as defined by rules of the Commission, exists during which time the sale of portfolio securities or valuation of securities held by the Portfolio are not reasonably practicable.

Telephone Redemptions

You may redeem shares by telephoning the Distributor at (888) 639-0102 if you have previously submitted the telephone redemption form available from the Portfolio. (Telephone redemption will not be available for shares held in tax qualified accounts, for amounts less than $5,000, or for shares for which certificates are outstanding.) The proceeds will be paid to the registered share owner(s):

     o    by mail at the address  specified on the Telephone Redemption Form, or
     o    by wire to the bank account designated on the Form.

All registered owners of an account must complete the Telephone Redemption Form and the signatures must be guaranteed as described above. The Portfolio or its Distributor may cancel the telephone redemption privilege at any time without prior notice. They may require the use of written redemption procedures when deemed necessary to protect the Portfolio and its shareholders.

We will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. We will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your transaction statements immediately after you receive them.

Account Minimum
Your account may be closed if it is worth less than the minimum initial investment required when the account is established, presently $5,000. (If you redeem shares from an inactive account established with a minimum investment, the account may fall below the minimum initial investment, and could be closed). We would advise you in writing at least sixty (60) days prior to closing the account, during which time you may purchase additional shares in any amount necessary to bring the account back to $5,000. We will not close your account if it falls below $5,000 solely because of a market decline.

Redemptions In-Kind

The Portfolios have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Portfolio makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. You could be required to comply with normal business procedures to redeem shares of an underlying fund and could experience normal processing delays. In-kind redemptions will be made when the Board determines that it would be detrimental to a Portfolio to make payment in cash.

                                 Distributions

Frequency

The New Century Capital Portfolio intends to declare and pay annual dividends to its shareholders. The New Century Balanced Portfolio intends to declare and pay quarterly dividends to its shareholders, of substantially all of its net investment income, if any, earned during the year from its investments. Each Portfolio will distribute net realized capital gains, if any, once each year.

Reinvestment

Your dividends and distributions will be reinvested in additional shares of a Portfolio unless you elect in writing to receive dividends or distributions in cash. To change your election you must notify the Transfer Agent in writing fifteen days prior to record date. Reinvestments will be made on the payment date at the net asset value determined on the record date of the dividend or distribution.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Portfolios do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Taxes

If you buy shares shortly before the record date, any distribution will lower the value of the Portfolio's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution. If you are subject to federal income taxes, distributions from long-term capital gains are taxable as such, whether paid in cash or reinvested in shares and regardless of the length of time you have owned Portfolio shares. In addition, dividends from net investment income or net short-term gains will be taxable to you as ordinary income, whether paid in cash or shares.

We will provide an information return to you describing the Federal tax status of the dividends paid by a Portfolio during the preceding calendar year within 60 days after the end of each year as required by present tax law. You should consult your tax advisor concerning the state or local taxation of such dividends, and the Federal, state and local taxation of capital gains distributions. Dividends declared in October, November or December of any year to investors of record will be deemed to have been paid and received by the investors on December 31 of the year, provided such dividends are paid before February 1 of the following year.

The dividends paid by a Portfolio may qualify for the 70% dividends received deduction for corporations. Distributions from long-term capital gains are not eligible for the dividends received deduction for corporations. Corporate investors should recognize that the investor must hold Portfolio shares for more than 45 days during the period beginning 45 days before each dividend date and ending 90 days thereafter to qualify any dividends (or portion thereof) for the dividends received deduction. Tax Withholding

In accordance with law, we may be required to withhold a portion of dividends or redemptions or capital gains paid to you and remit such amount to the Internal Revenue Service, if you fail to furnish us with a correct taxpayer identification number, if you fail to supply us with a tax identification number altogether, if you fail to make a required certification, or if the Internal Revenue Service notifies us to withhold a portion of such distributions from your account. Certain entities, such as certain types of trusts, may be exempt from this withholding provided they file an appropriate exemption certificate with us.

                 Transaction Procedures and Special Requirements

Share Price

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form.

How and When Priced

The net asset value of a Portfolio share is determined as of 5 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading from Monday through Friday. Portfolio shares will not be priced on national holidays when the New York Stock Exchange is closed. The net asset value is determined by dividing the value of the Portfolio's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of the Portfolio, including the advisory and the distributor fees, are accrued daily and taken into account for the purpose of determining the net asset value. Each Portfolio will value redeemable securities issued by open-end investment companies at their respective net asset values last computed at 5 p.m. A portfolio security listed or traded on a securities exchange will be valued at the last sale price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter market, will be valued at the last reported bid price in the market on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. The Portfolios will value money market securities with less than sixty days remaining to maturity when acquired on an amortized cost basis, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Portfolio acquires a money market security with more than sixty days remaining to its maturity, it will value the money market security at current market value until the 60th day prior to maturity. The money market security will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost value does not represent fair market value.

Proper Form
An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive signed written instructions, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

     o        Your name,
     o        The Portfolio's name
     o        A description of the request
     o        For exchanges, the name of the fund you are exchanging into
     o        Your account number
     o        The dollar amount or number of shares, and
     o A telephone number where we may reach you during the day or in the evening, if preferred.

Joint Accounts

For accounts with more than one registered owner, we accept written instructions signed only by one owner for certain types of transactions or account changes. These include transactions or account changes you could also make by phone, such as certain redemptions of $5,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, all registered owners must sign written instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

Signature Guarantees

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, etc. The Distributor (888) 639 0102 may also provide a signature guarantee

Signature guarantees must be included in a redemption request for:

     o        an amount in excess of $5,000,
     o        payment other than to the shareholder of record, or
     o        for proceeds to be sent elsewhere than the address of record.

A notarized signature is not sufficient.

Telephone

You may initiate many transactions and changes to your account by phone. When you call, we may request personal or other identifying information to confirm that instructions are genuine. We may also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We will also not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

                                 Other Services

Automatic Investment Program

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus. The market value of the Fund's share may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying the Transfer Agent or Distributor by mail or phone.

Systematic Withdrawal Programs

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly or annual basis. The value of your account must be at least $10,000 and the minimum payment for each withdrawal must be at least $50.00.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Special Plans

Each Portfolio also offers its shares for use in certain Tax Sheltered accounts, including IRA, Roth IRA, Keogh, 401(k) and 403(b)(7) plans. Information on these types of accounts is available from the Portfolios' Distributor or by reviewing the Statement of Additional Information.

Statements and Reports

We will send you the following statements and reports on a regular basis:

     o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

     o    Financial reports of the fund will be sent every six months.

                          NEW CENTURY CAPITAL PORTFOLIO


FINANCIAL HIGHLIGHTS


(For a Share Outstanding Throughout each Period)


                                                                Years ended October 31,
                                                  1998       1997        1996        1995        1994
                                               ---------    -------   ---------   ---------   ---------

PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period         $14.67      $13.51      $13.12      $12.31      $ 12.74
                                                 ------      ------      ------      ------      -------

    Income (loss) from investment operations
       Net investment loss                        (0.09)      (0.10)      (0.09)      (0.06)       (0.08)
       Net gain on securities
          (both realized and unrealized)           1.18        3.29        1.90        2.16         0.64
                                                 ------      ------      ------      ------      -------
          Total from investment operations         1.09        3.19        1.81        2.10         0.56
                                                 ------      ------      ------      ------      -------

    Less distributions
       Distributions from capital gains           (1.46)      (2.03)      (1.42)      (1.29)       (0.99)
                                                 ------      ------      ------      ------      -------

    Net asset value, end of period               $14.30      $14.67      $13.51      $13.12      $ 12.31
                                                 ======      ======      ======      ======      =======

TOTAL RETURN                                       7.97 %     27.22 %     14.91 %     19.60 %       4.70 %

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year                     $90,164     $78,391     $62,741     $50,889     $ 37,968
    Ratio of expenses to
       average net assets                          1.44 %      1.43 %      1.47 %      1.61 %       1.60 %
    Ratio of net investment loss to
       average net assets                         -0.67 %     -0.76 %     -0.69 %     -0.52 %      -0.68 %
    Portfolio turnover Rate                         102 %        93 %       214 %       206 %        107 %




                         NEW CENTURY BALANCED PORTFOLIO


FINANCIAL HIGHLIGHTS




(For a Share Outstanding Throughout each Period)


                                                            Years ended October  31,
                                                1998     1997        1996        1995         1994
                                            ---------   -------   ---------   ---------   ----------

PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period     $ 13.23     $ 12.21     $ 11.82     $ 11.22      $11.94
                                             -------     -------     -------     -------      ------

    Income from investment operations
       Net investment income (loss)             0.21        0.21        0.18        0.24        0.20
       Net gain (loss) on securities
          (both realized and unrealized)        0.66        2.01        1.30        1.28       (0.05)
                                             -------     -------     -------     -------      ------
          Total from investment operations      0.87        2.22        1.48        1.52        0.15
                                             -------     -------     -------     -------      ------

    Less distributions
       Dividends from net investment income    (0.21)      (0.21)      (0.18)      (0.24)      (0.19)
       Distributions from capital gains        (1.06)      (0.99)      (0.91)      (0.68)      (0.68)
                                             -------     -------     -------     -------      ------
          Total distributions                  (1.27)      (1.20)      (1.09)      (0.92)      (0.87)
                                             -------     -------     -------     -------      ------

    Net asset value, end of period           $ 12.83     $ 13.23     $ 12.21     $ 11.82      $11.22
                                             =======     =======     =======     =======      ======

TOTAL RETURN                                    6.97 %     19.64 %     13.24 %     14.93 %      1.26 %

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year                 $ 56,190    $ 48,893    $ 40,423    $ 30,124     $23,803
    Ratio of expenses to
       average net assets                       1.46 %      1.41 %      1.61 %      1.72 %      1.73 %
    Ratio of net investment income to
       average net assets                       1.51 %      1.58 %      1.45 %      2.14 %      1.57 %
    Portfolio turnover Rate                       59 %        80 %       172 %       191 %       130 %



INVESTMENT ADVISOR
Weston Financial Group, Inc.
20 William Street, Suite 330
Wellesley, MA 02481-4102

DISTRIBUTOR
Weston Securities Corporation
20 William Street, Suite 330
Wellesley, MA 02481-4102

CUSTODIAN
The Bank of New York
90 Washington Street, 22nd Floor
New York, New York 10286-0001

TRANSFER AGENT
First Data Investor Services Group, Inc.
211 South Gulph Road
P.O. Box 61767
King of Prussia, PA 19406

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

AUDITORS
Briggs Bunting & Dougherty, LLP
Two Logan Square, Suite 2121
Philadelphia, PA 19103-4901

                             ADDITIONAL INFORMATION

You can find more information about New Century Portfolios and its Portfolios in the Statement of Additional Information (SAI) and Annual and Semi-Annual Reports.

The SAI includes expanded information about investment practices, risks and operations. The SAI supplements, and is technically a part of, this Prospectus.

The Annual and Semi-Annual Reports focus on information about each Portfolio's investments and performance. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

The SAI and Annual and Semi-Annual Reports are available free of charge. To get these materials and other information about the portfolios:

     o    Call collect or write New Century Portfolios as shown below.

     o    Visit   the   SEC's   Public   Reference   Room  in   Washington,   DC
          (1-800-SEC-0330).

     o    Visit the SEC's Internet site at http://www.sec.gov.

     o Request copies of this information by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009 (a copying fee may be charged).





                             NEW CENTURY PORTFOLIOS
                          20 William Street, Suite 330
                            Wellesley, MA 02481-4102
                                 (888) 639-0102












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